7/10/2025

Curative Biotechnology, Inc.
Attn: Richard Garr
1825 NW Corporate Boulevard, Suite 110
Boca Raton, FL 33431

SUBJECT: Transmittal of New License Agreement
OTT License: L-009-2021-3
EFFECTIVE DATE: 10/15/2024
TITLE: AMENDMENT 3: Extends the agreement by an additional year, update relevant benchmarks and Commercial Evaluation Plan for additional year.

On behalf of the National Institutes of Health (NIH), I am pleased to forward, one fully executed copy of the above referenced license agreement. You are receiving this information because you have been identified as the individual who will ensure that payments and notices will be forwarded to the NIH on a timely basis.

Please be aware that Curative Biotechnology, Inc. has certain obligations to the NIH under this agreement. These obligations may include scheduled payments and/or reports to the NIH. Notices regarding payments due within the upcoming year are included in this package. To avoid default, please familiarize yourself with these obligations and remit all payments and reports within the time frame specified in the License Agreement and as outlined in the "Frequently Asked Questions Sheet" located on the Office of Technology Transfer Website: https://www.techtransfer.nih.gov/faqs/licensing-faqs.

If you have any questions concerning Curative Biotechnology, Inc.'s obligations, please contact Becky Taneyhill at:

Phone: 301-435-5377
E-Mail: becky.taneyhill@nih.gov

We look forward to working with you and wish you success with the development of your licensed technology.

Sincerely,

Sindy C. Cadet -S
Digitally signed by Sindy C. Cadet -S
Date: 2025.07.10 14:58:19 -04'00'

Sindy Cadet
Royalties Coordinator

Enclosures

OFFICE OF TECHNOLOGY TRANSFER
National Institutes of Health
6701 Rockledge Drive, Suite 700, MSC 7788
Bethesda, MD 20892

https://www.techtransfer.nih.gov/royalty/payment-center

NIH Royalty Payment Invoice

Ensure that you are identifying the correct account in your payment system for a **royalty** payment to the NIH. The NIH account for CRADA payments is different and will reject all royalty payments.

Invoice Number:	001869-25	Invoice Date:	7/10/2025
OTT License No.:	L-009-2021-3	License PO Number:	
Licensee Name	Curative Biotechnology, Inc.		
License Title	AMENDMENT 3: Extends the agreement by an additional year, update relevant benchmarks and Commercial Evaluation Plan for additional year.		
Bill To:	Curative Biotechnology, Inc. ATTN: Richard Garr 1825 NW Corporate Boulevard, Suite 110 Boca Raton, FL 33431 United States of America		
Email:	irgarr@curativebiotech.com		
Due Date	Term Type		Total Due
9/2/2025	Amendment Royalty		$5,000.00
Amount Received			$0.00
		Balance Due:	$5,000.00

Payments may be submitted by Credit and Debit Cards, Pay.Gov, ACH, and Wire.

For assistance, please contact Becky Taneyhill at becky.taneyhill@nih.gov, 301-435-5377 or the OTT Royalties Administrator, Kevin Doran at kevin.doran@nih.gov for assistance. Thank you for your prompt payment.

PLEASE NOTE:

It is extremely important to include the "OTT License Number" L-009-2021-3 **on the payment. Make all payments payable to: "NIH/Patent Licensing"**

Payment Options and Details on Next Page
Checks are no longer accepted.

EFFECTIVE OCTOBER 1, 2024: DO NOT USE THIS PAYMENT INFORMATION FOR CDC ROYALTY PAYMENTS

PAY.GOV:

The NIH encourages our licensees to submit electronic funds transfer payments through Pay.gov. Submit your payment through the U.S. Treasury web site located at: https://www.pay.gov/public/form/start/28680443.

- Bank Account (ACH only)
- Credit/Debit Cards -Visa, MasterCard, American Express, Discover, Discover Logo including Union Pay, JBC, Diners Club

Credit card transactions are limited to $24,999/day. There is no fee to use Pay.gov.

Electronic Funds Wire Transfers:

To process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission. **Deposits must be made in US Dollars (USD).** Please provide the following instructions to your Financial Institution for the remittance of Fedwire payments to the **NIH ROYALTY FUND**.

FEDWIRE FIELD TAG	FEDWIRE FIELD NAME	REQUIRED INFORMATION
{1510}	Type/Subtype	**1000**
{2000}	Amount	*(enter payment amount)*
{3400}	Receiver ABA routing number*	**021030004**
{3400}	Receiver ABA short name	**TREAS NYC**
{3600}	Business Function Code	**CTR** (*or CTP*)
{4200}	Beneficiary Identifier (account number)	(enter 12 digit gateway account #) **875080031006**
{4200}	Beneficiary Name	*(enter agency name associated with the Beneficiary Identifier)* **DHHS / NIH (75080031)**
{5000}	Originator	*(enter the name of the originator of the payment)* **COMPANY NAME**
{6000}	Originator to Beneficiary Information – Line 1	*(enter information to identify the purpose of the payment)* **ROYALTY**
{6000}	Originator to Beneficiary Information – Line 2	*(enter information to identify the purpose of the payment)* **LICENSE NUMBER (L-xxx-xxxx-x)**
{6000}	Originator to Beneficiary Information – Line 3	*(enter information to identify the purpose of the payment)* ***INVOICE NUMBER***
{6000}	Originator to Beneficiary Information – Line 4	*(enter information to identify the purpose of the payment)*

Notes: * The financial institution address for Treasury's routing number is **33 Liberty Street, New York, NY 10045**
** Anything other than the 12-digit gateway account# will cause the Fedwire to be returned.
SWIFT CODE: FRNYUS33

Automated Clearing House (ACH)

The IC encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). ACH payments can be submitted by two methods: Pay.gov (for US banks only) or standard ACH payment (US and non-US banks accepted).

Pay.gov ACH payments can be submitted for US banks only. Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov/public/form/start/28680443.

Standard ACH credits can be submitted for payments up to $99,999,999 for US and International banks. Please provide the following instructions to your Financial Institution for the remittance of Automated Clearing House (ACH) credits to the United States Department of Health of Human Services - National Institutes of Health (NIH):

Drawn on a **US** or **non-US bank account** via standard ACH:

NACHA Record Type Code	NACHA Field	NACHA Data Element Name	Required Information
5	3	Company Name	*(enter the name of the payor)*
5	6	Standard Entry Class Code	**CTX**
5	9	Effective Entry Date	*(enter intended settlement date)*
6	2	Transaction Code*	**22**
6	3 & 4	Receiving DFI Identification (ABA routing #)	**051036706**
6	5	DFI Account Number	**875080031006**
6	6	Amount	*(enter payment amount)*
6	8	Receiving Company Name	*(enter the identifying information)*
7	3	Payment Related Information	*(see format instructions below)*

Additional Payment Related Information should be included in NACHA Record 7 Field 3 and must conform to the ANSI ASC X12 standards using the EDI 820 Transaction Set Data Segments. A sample format follows.

Segment Contents	Element Descriptions
RMR*AR*License number**Amount being paid\N1*8R*Licensee Name**RMR*AR*license number 2**Amount being Paid 2\N1*8R*Licensee Name2**	DATA SEGMENT - Remittance Advice Accounts Receivable **RMR** * *(delimiter)* Reference Identification Qualifier: **AR** Accounts Receivable Number * *(delimiter)* **License number** (L-xxx-xxxx-x) * *(delimiter)* * *(delimiter)* Monetary Amount: Amount being paid \ *(segment terminator)* DATA SEGMENT – Name: **N1** * *(delimiter)* Entity Identifier Code: **8R** Identifies customer * *(delimiter)* Name: **Licensee name** \ *(segment terminator)*
	Example: Licensee LLC with Licensee number L-xxx-20xx-x pays $1,000.00 *RMR*AR*L-xxx-20xx-x**1000.00\N1*8R*Licensee LLC *

ACH debits are not permitted to this ABA routing number. All debits received will be automatically rejected/returned.

Agency Contacts: Office of Technology Transfer (OTT) OTT-Royalties@mail.nih.gov

PUBLIC HEALTH SERVICE

Amendment

This **Agreement** is based on the model Amendment Agreement adopted by the U.S. Public Health Service ("**PHS**") Technology Transfer Policy Board for use by components of the National Institutes of Health ("**NIH**"), the Centers for Disease Control and Prevention ("**CDC**"), and the Food and Drug Administration ("**FDA**"), which are agencies of the **PHS** within the Department of Health and Human Services ("**HHS**").

This Cover Page identifies the Parties to this **Agreement**:

The U.S. Department of Health and Human Services, as represented by

National Cancer Institute

an Institute or Center (hereinafter referred to as the "**IC**") of the

NCI

and

Curative Biotechnology,

hereinafter referred to as the "**Licensee**",

having offices at 1825 NW Corporate Boulevard, Suite 110, Boco Raton, FL 33431,

created and operating under the laws of Florida.

Tax ID No.: 26-1412177

THIRD AMENDMENT TO L-009-2021-0

This is the third amendment ("**Third Amendment**") of the agreement by and between the **IC** and **Licensee** having an effective date of October 15, 2020 and having **IC** Reference Number L-009-2021-0, and as amended under **IC** Reference Number L-009-2021-1 with an effective date of October 15, 2022, and as amended under **IC** Reference Number L-009-2021-2 with an effective date of October 15, 2023 (collectively, the "**Agreement**"). This **Third Amendment**, having **IC** Reference Number L-009-2021-3 includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Royalty Payment Information), 3) Attachment 2 (New Appendix D: Benchmarks and Performance), 4) Attachment 3 (New Appendix E: Commercial Evaluation Plan)

WHEREAS, the **IC** and the **Licensee** desire that the **Agreement** be amended a third time as set forth below in order to **"extend the Agreement by an additional one (1) year and update the related Benchmarks, Performance, and Evaluation Plan for the additional time."**

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the **IC** and the **Licensee**, intending to be bound, hereby mutually agree to the following:

1) Appendix D of the **Agreement** is hereby deleted in its entirety and replaced with the new Appendix D attached herein as Attachment 2. The parties acknowledge that the first two **Benchmarks** in Attachment 2 have been completed by **Licensee** as of the execution date of this **Third Amendment**.

2) Appendix E of the **Agreement** is hereby deleted in its entirety and replaced with the new Appendix E attached herein as Attachment 3.

3) Paragraph 13.1 of the **Agreement** is hereby deleted in its entirety and replaced with the following:

This **Agreement** shall become effective as of the **Effective Date** unless the provisions of Paragraph 14.14 are not fulfilled and shall expire five (5) years from its **Effective Date**. Within sixty (60) days of the termination or expiration of this **Agreement**, unless an **IC** Exclusive or Non-exclusive Commercial Patent License has been executed for the **Licensed Patent Rights** in the **Licensed Field(s) of Use**, as stipulated in Paragraph 3.3 of this **Agreement**, the **Licensee** shall return all **Materials** and **Licensed Products** to the **IC** or provide the **IC** with written certification of their destruction. The **Licensee** further agrees that it shall be responsible for the destruction of any remaining **Materials** and **Licensed Products** from the **Third Party Contractor(s)** to the **Licensee**, and the **Licensee** shall obtain written certification from the **Third Party Contractor(s)** that any remaining **Materials** or **Licensed Products** in their possession have been destroyed and to provide **IC** with a copy of said written notification within sixty (60) days of the termination or expiration of this **Agreement**.

4) Within sixty (60) days of the execution of this **Third Amendment**, the **Licensee** shall pay the **IC** the non-creditable, non-refundable royalty of five thousand US Dollars ($5,000.00) as referenced in the prior **Agreement**, and payment options may be found in Attachment 1.

5) In the event any provision(s) of the **Agreement** is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

6) All terms and conditions of the **Agreement** not herein amended remain binding and in effect.

7) The terms and conditions of this **Third Amendment** shall, at the **IC's** sole option, be considered by the **IC** to be withdrawn from the **Licensee's** consideration and the terms and conditions of this **Third Amendment**, and the **Third Amendment** itself, to be null and void, unless this **Third Amendment** is executed by the **Licensee** and a fully executed original is received by the **IC** within sixty (60) days from the date of the **IC's** signature found at the Signature Page.

8) This **Third Amendment** is effective on October 15, 2024 upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

THIRD AMENDMENT TO L-009-2021/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this **Third Amendment** on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the **IC**: RICHARD U. RODRIGUEZ -S Digitally signed by RICHARD U. RODRIGUEZ -S Date: 2025.07.01 09:04:23 -04'00' 7-1-25

Date

Richard U. Rodriguez, MBA
Associate Director
Technology Transfer Center
National Cancer Institute
National Institutes of Health

Address for Agreement notices and reports:

E-mail: LicenseNotices_Reports@mail.nih.gov (preferred)

Mail: License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6701 Rockledge Drive, Suite 700, MS 7788
Bethesda, Maryland 20892 U.S.A.

(For courier deliveries please check https://www.ott.nih.gov/licensing/license-noticesreports)

For the **Licensee** (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the **Licensee** made or referred to in this document are truthful and accurate.):

[signature] 7-2-25

Signature of Authorized Official Date

Richard Garr
Printed Name

Chief Executive Officer
Title

I. Official and Mailing Address for **Agreement** notices:

Richard Garr
Name

Chief Executive Officer
Title

Mailing Address:

Curative Biotechnology

1825 NW Corporate Boulevard, Suite 110

Boca Raton, FL 33431

Email Address: irgarr@curativebiotech.com

Phone: 561-418-7725

Fax: 561-418-7724

II. Official and Mailing Address for Financial notices (the **Licensee's** contact person for royalty payments):

Richard Garr
Name

Chief Executive Officer
Title

Mailing Address:

Curative Biotechnology

1825 NW Corporate Boulevard, Suite 110

Boca Raton, FL 33431

Email Address: irgarr@curativebiotech.com

Phone: 561-418-7725

Fax: 561-418-7724

Any false or misleading statements made, presented, or submitted to the **Government**, including any relevant omissions, under this **Agreement** and during the course of negotiation of this **Agreement** are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

ATTACHMENT 1 – ROYALTY PAYMENT INFORMATION

Checks are no longer accepted.
New Payment Options Effective September 2024

The License Number (L-xxx-xxxx-x) MUST appear on payments, reports, and correspondence.

Agency Contacts: Office of Technology Transfer (OTT) OTT-Royalties@mail.nih.gov

Credit and Debit Card Payments: Credit and debit card payments can be submitted for amounts up to $24,999. Submit your payment through the U.S. Treasury web site located at: **https://www.pay.gov/public/form/start/28680443.**

Electronic Funds Wire Transfers: The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a **U.S. bank account** via FEDWIRE:

Please provide the following instructions to your Financial Institution for the remittance of Fedwire payments to the **NIH ROYALTY FUND**.

Fedwire Field Tag	Fedwire Field Name	Required Information
{1510}	Type/Subtype	**1000**
{2000}	Amount	*(enter payment amount)*
{3400}	Receiver ABA routing number*	**021030004**
{3400}	Receiver ABA short name	**TREAS NYC**
{3600}	Business Function Code	***CTR (or CTP)***
{4200}	Beneficiary Identifier (account number)	*(enter 12-digit gateway account #)* **875080031006**
{4200}	Beneficiary Name	*(enter agency name associated with the Beneficiary Identifier)* **DHHS/NIH (75080031)**
{5000}	Originator	*(enter the name of the originator of the payment)* **COMPANY NAME**
{6000}	Originator to Beneficiary Information - Line 1	*(enter information to identify the purpose of the payment)* **ROYALTY**
{6000}	Originator to Beneficiary Information - Line 2	*(enter information to identify the purpose of the payment)* **LICENSE NUMBER (L-xxx-xxxx-x)**
{6000}	Originator to Beneficiary Information - Line 3	*(enter information to identify the purpose of the payment)* **INVOICE NUMBER**
{6000}	Originator to Beneficiary Information - Line 4	*(enter information to identify the purpose*

		of the payment)

Notes:
*The financial institution address for Treasury's routing number is 33 Liberty Street, New York, NY 10045.
**Anything other than the 12-digit gateway account # will cause the Fedwire to be returned.

Drawn on a **non-US bank account** via FEDWIRE:

The following instructions pertain to the Fedwire Network. Deposits made in US Dollars (USD).

Should your remitter utilize a correspondent US domestic bank in transferring electronic funds, the following Fedwire instructions are applicable.

Fedwire Field Tag	Fedwire Field Name	Required Information
{1510}{1510}	Type/Subtype	**1000**
{2000}	Amount	*(enter payment amount)*
{3100}	Sender Bank ABA routing number	*(enter the US correspondent bank's ABA routing number)*
{3400}	Receiver ABA routing number*	**021030004**
{3400}	Receiver ABA short name	**TREAS NYC**
{3600}	Business Function Code	***CTR (or CTP)***
{4200}	Beneficiary Identifier (account number)**	*(enter 12-digit gateway account #)* **875080031006**
{4200}	Beneficiary Name	*(enter agency name associated with the Beneficiary Identifier)* **DHHS / NIH (75080031)**
{5000}	Originator	*(enter the name of the originator of the payment)* **COMPANY'S NAME**
{6000}	Originator to Beneficiary Information - Line 1	*(enter information to identify the purpose of the payment)* **ROYALTY**
{6000}	Originator to Beneficiary Information - Line 2	*(enter information to identify the purpose of the payment)* **LICENSE NUMBER (L-xxx-xxxx-x)**
{6000}	Originator to Beneficiary Information - Line 3	*(enter information to identify the purpose of the payment)* **INVOICE NUMBER**
{6000}	Originator to Beneficiary Information - Line 4	*(enter information to identify the purpose of the payment)*

Notes:
*The financial institution address for Treasury's routing number is 33 Liberty Street, New York, NY 10045.
**Anything other than the 12-digit gateway account # will cause the Fedwire to be returned.

SWIFT CODE: FRNYUS33

Automated Clearing House (ACH)

The IC encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). ACH payments can be submitted by two methods: Pay.gov (for US banks only) or standard ACH payment (US and non-US banks accepted).

Pay.gov: ACH payments can be submitted for US banks only. Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov/public/form/start/28680443.

Standard ACH: credits can be submitted for payments up to $99,999,999 for US and International banks. Please provide the following instructions to your Financial Institution for the remittance of Automated Clearing House (ACH) credits to the United States Department of Health of Human Services - National Institutes of Health (NIH):

Drawn on a **US** or **non-US bank account** via standard ACH:

NACHA Record Type Code	NACHA Field	NACHA Data Element Name	Required Information
5	3	Company Name	*(enter the name of the payor)*
5	6	Standard Entry Class Code	**CTX**
5	9	Effective Entry Date	*(enter intended settlement date)*
6	2	Transaction Code*	**22**
6	3 & 4	Receiving DFI Identification (ABA routing #)	**051036706**
6	5	DFI Account Number	**875080031006**
6	6	Amount	*(enter payment amount)*
6	8	Receiving Company Name	*(enter the identifying information)*
7	3	Payment Related Information	*(see format instructions below)*

Additional Payment Related Information should be included in NACHA Record 7 Field 3 and must conform to the ANSI ASC X12 standards using the EDI 820 Transaction Set Data Segments. A sample format follows.

Segment Contents	Element Descriptions
RMR*AR*License number**Amount being paid\N1*8R*Licensee Name**RMR*AR*license number 2**Amount being Paid 2\N1*8R*Licensee Name2**	DATA SEGMENT - Remittance Advice Accounts Receivable **RMR** * *(delimiter)* Reference Identification Qualifier: **AR** Accounts Receivable Number * *(delimiter)* **License number** (L-xxx-xxxx-x) * *(delimiter)* * *(delimiter)* Monetary Amount: Amount being paid \ *(segment terminator)* DATA SEGMENT – Name: **N1** * *(delimiter)* Entity Identifier Code: **8R** Identifies customer * *(delimiter)* Name: **Licensee name** \ *(segment terminator)*

Example: Licensee LLC with Licensee number L-xxx-20xx-x pays $1,000.00 *RMR*AR*L-xxx-20xx-x**1000.00\N1*8R*Licensee LLC *

ACH debits are not permitted to this ABA routing number. All debits received will be automatically rejected/returned.

Agency Contacts: Office of Technology Transfer (OTT) OTT-Royalties@mail.nih.gov

ATTACHMENT 2 – NEW APPENDIX D: BENCHMARKS AND PERFORMANCE

The **Licensee** agrees to the following **Benchmarks** for its performance under this **Agreement** and, within thirty (30)
days of achieving a **Benchmark**, shall notify the **IC** that the **Benchmark** has been achieved.

I. Select at least one lead ADC candidate within eighteen (18) months of the **Effective Date** of the **Agreement**.

II. Raise at least a total of $500,000.00 within twenty-two (22) months of the **Effective Date** of the **Agreement**.

III. Initiate preclinical IND-enabling studies within twelve (12) months of the **Effective Date** of this amendment.

IV. Initiate minipig studies within twelve (12) months of the **Effective Date** of this **amendment.**

V. FDA pre-IND briefing book submitted and meeting set within twenty-four (24) months of the **Effective Date**
of this amendment.

ATTACHMENT 3 – NEW APPENDIX E: COMMERCIAL EVALUATION PLAN

Progress since the execution of the Agreement:

- Using BioReliance Labs, **Licensee** manufactured an anti-NCAM monoclonal antibody research cell bank (RCB) and completed testing of the RCB to certify its usability for Good Manufacturing Practice (GMP) manufacturing.
- The RCB was shipped to Azenta for long-term storage.
- **Licensee** contracted with APC Ltd., a contract development and manufacturing company (CDMO), to perform the process and analytical development of anti-NCAM bulk drug substance and anti-NCAM (mAb) bulk drug product. The work is scheduled to begin during the second quarter of 2024.
- APC Ltd. developed a procedure to reproducibly grow the RCB from frozen stock. This method is capable of producing bench-scale amounts of monoclonal antibodies. **Licensee** has demonstrated the generated material is a monoclonal antibody that recognizes NCAM.
- **Licensee** contracted with CDMO Creative Biolabs to manufacture anti-NCAM bulk drug substance, anti- NCAM (mAb) bulk drug product, and PBD-conjugated anti-NCAM finished drug product. Work is scheduled to begin during the second quarter of 2024.
- All non-GMP work used for proof-of-concept studies will be conducted at Emory University.
- No Good Laboratory Practice (GLP) work is planned for 2024 until/unless positive proof of principal animal data from Emory University studies.

2024/2025/2026 development plan

- **Licensee** will work with Creative Biolabs to process and analytically develop small scalable batches of non-GMP materials.
  - **Licensee** estimates six months for development activities and the manufacture of a large stock of materials to proceed with testing in minipigs - est. $250,000.
  - Storage and shipping from Creative Biolabs - est. $250/mo.
- **Licensee** will continue RCB storage at Azenta Life Sciences during proof of concept work. $250/mo.
- **Licensee** will perform proof of concept drug substance and ADC-drug non-GMP development stability for both rodents and minipigs. It is estimated that this will take six months. - est. $125,000
- Initiation of the world's first endogenous minipig brain tumor model proof of principle study at Emory. Anticipated start in the first quarter of 2024. Pigs to survive as long as ethics protocol allows.
- Draft of Meeting Request (MR) and pre-IND Briefing Book (largely an investigator and preclinical document, including Chemistry, Manufacturing, and Controls) - 2 months (with e-Pub) anticipated to begin during the 2nd quarter of 2027. Timing here is obviously contingent on the length of survival of the pigs. We want them to survive as long as possible..

- Cost for the Regulatory SME (or group) writing the pIND, and e-Pub group for the MR and pre- IND BB and electronic gateway system (ESG) submission to FDA - est. $100,000 (includes Reg SME or group providing their electronic template costs for the pIND BB).
- Submission will be time and substance dependent on the end-of-life studies in mini pigs.

Post 2024/2025/2026 Development plan:

- If Go/No Go study on minipigs is positive, then **Licensee** will proceed with the completion of GLP or GMP small batch to repeat the required pre-filing *in vivo* and *in vitro* tests for FDA IND filing. Chemistry, Manufacturing, and Controls process to mirror the processes detailed in the pre-IND briefing book.
- **Licensee** will continue with the confirmation of the target indication, focusing on newly diagnosed solid tumor glioblastoma. **Licensee** will not proceed forward with pediatric indications.
- Development of clinical protocol documents at Emory.
- Nick Boulis at Emory will likely be the PI for the first in human study as he has developed the CED technology that will be used in the surgical delivery of the drug. He is currently using the technique (which will be first in human) in his minipig model. This will likely be initiated during the first quarter of 2026 following FDA and Emory IND submissions and approvals.
- We anticipate filing applications for accelerated approval programs at FDA, which are being investigated and require POP and manufacturing success before filing.